EXHIBIT 10.9


                                 AMENDMENT NO. 2
                                     TO THE
                      REVOLVING LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 2 TO THE REVOLVING LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of December 31, 2002, by and between McKinley Enterprises Inc. Profit Sharing Plan and Trust, a Utah corporation ("Lender") and Quest Group International, Inc., a Nevada corporation ("Borrower").

                                 R E C I T A L S

         A. The parties entered into an agreement captioned "Revolving Loan and Security Agreement" (the "Revolving Loan Agreement") on or about the 12th day of October, 2001 which agreement was subsequently amended. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Revolving Loan Agreement.

         B. The parties desire to amend the Revolving Loan Agreement, as amended, to reflect an extension of the due date of the loan.

         NOW, THEREFORE, the parties hereto hereby amend the Revolving Loan Agreement as follows:

         1. Section 3 of the Revolving Loan Agreement is hereby amended to read in its entirety as follows:

         Section 3. Payments. All principal and interest outstanding shall be due and payable by the Borrower to the Lender in a single balloon payment on September 18, 2004. The terms of any outstanding promissory notes relating to the Revolving Loan Agreement are hereby amended to reflect the extension of the due date. The Borrower may, from time to time, in the Borrower's discretion, make one or more periodic payments to the Lender. Such payments shall be credited to the Borrower's account on the date that such payment is physically received by the Lender. Such payments shall be applied first to the interest outstanding, and then to the principal outstanding.

         2. The Revolving Loan Agreement shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended herein.

         3. This Amendment may be signed in several counterparts, through the use of multiple signature pages appended to each original, and all such counterparts shall constitute one and the same instrument. Any counterpart to which is attached the signatures of all parties shall constitute an original of this Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

"BORROWER"                                  "LENDER"
QUEST GROUP INTERNATIONAL, INC.,            MCKINLEY ENTERPRISES INC. PROFIT
a Nevada corporation                        SHARING PLAN AND TRUST
Federal Empl. ID No. __________             a Utah corporation



By  /s/ Craig Davis                         By /s/ David Nemelka
   -------------------------------            -----------------------------
   Craig Davis, President                     Its: Trustee